Exhibit 99.1

KRAMER LEVIN NAFTALIS & FRANKEL LLP
Kenneth H. Eckstein
Adam C. Rogoff
Stephen D. Zide
Anupama Yerramalli
1177 Avenue of the Americas
New York, New York  10036
Telephone: (212) 715-9100
Facsimile: (212) 715-8000

Counsel for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re:	:	Chapter 11
:
GENCO SHIPPING & TRADING LIMITED, et al.,	:	Case No. 14-11108 (SHL)
:
:
Debtors.	:	Jointly Administered
x

CONSOLIDATED MONTHLY OPERATING REPORT
 FOR THE PERIOD APRIL 21, 2014 THROUGH MAY 31, 2014

Global Notes to the Debtors’ Monthly Operating Report

1.	Introduction.

On April 21, 2014 (the “Petition Date”) Genco Shipping & Trading Limited (“Genco”), and its affiliated debtors in the above-referenced chapter 11 cases (collectively, the “Chapter 11 Cases”), as debtors and debtors-in-possession (collectively, the “Debtors” or the “Company”), filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business and managing their property as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in these Chapter 11 Cases.  On May 9, 2014, the United States Trustee for the Southern District of New York appointed a statutory committee of equity security holders to section 1102(a)(1) of the Bankruptcy Code.

2.	Consolidated Reports.

On April 23, 2014, the Bankruptcy Court entered an order directing procedural consolidation and joint administration of these Chapter 11 Cases [Docket No. 29] (the “Joint Administration Order”).  Pursuant to discussions with the Office of the United States Trustee, the Debtors are filing their monthly operating reports on a consolidated basis.

For financial reporting purposes, the Debtors and their non-debtor affiliates (the “Non-Debtors”) historically prepared financial statements on a consolidated basis. Unlike those consolidated financial statements, this Monthly Operating Report reflects the Debtors’ reasonable efforts to report financial information and the disbursements of each of the Debtors on a non-consolidated basis, and, accordingly, does not include financial information relating to the Non-Debtors.

The disbursements reported on MOR-1 reflect the Debtors’ reasonable efforts to report disbursements made on behalf of a Debtor by another Debtor or Non-Debtor as if such a disbursement was actually made by the Debtor on whose behalf the disbursement was made. For example, payments relating to a vessel owned by one Debtor may have been made by a Non-Debtor or another Debtor and, as such, the payment has been listed as if made by the vessel owning Debtor. Nothing herein constitutes an admission that the Debtor entity is the obligor of such payment, and the Debtors reserve all rights to reclassify any disbursement, payment, or obligation as belonging to another entity.

3.	GAAP.

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply with generally accepted accounting principles in the United States of America (“GAAP”) in all material respects.  In addition, the financial statements and supplemental information contained herein represent the condensed, combined information for all Debtor entities only and exclude all non-Debtor affiliates. The financial statements and supplemental information contained herein are currently being reviewed and remain subject to year-end audit and other adjustments.

The unaudited combined financial statements have been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information presented in accordance with GAAP, and upon application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments but does not include all adjustments that would typically be made for financial statements presented in accordance with GAAP.

4.	Prepetition Financial Reporting.

Genco is a publicly-held corporation, the common shares of which traded prior to the Petition Date on the New York Stock Exchange under the symbol “GNK” and currently trade in the over-the-counter market under the symbol “GNKOQ.” For financial reporting purposes, Genco prepares consolidated quarterly and annual financial statements, including the Debtors and the Non-Debtors, that are filed with the U.S. Securities and Exchange Commission (the “SEC”). The quarterly financial statements are unaudited and the annual financial statements are audited. Unlike the consolidated financial statements, the financial information reported in this Monthly Operating Report has not been prepared in accordance with GAAP and does not include financial information regarding the Non-Debtors (except to the extent a disbursement has been made by a Non-Debtor on behalf of a Debtor). In addition, this Monthly Operating Report does not include information that may be relevant to the time period covered by this Monthly Operating Report but is currently unknown to the Debtors and may become known in the future. Accordingly, the financial statements contained in this Monthly Operating Report do not purport to be prepared in accordance with GAAP, nor are they intended to fully reconcile to or be comparable with the financial statements filed by Genco with the SEC.

5.	General Methodology.

The Debtors prepared this Monthly Operating Report relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this Monthly Operating Report. Nevertheless, in preparing this Monthly Operating Report, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

This Monthly Operating Report covers the reporting period of April 21, 2014 through May 31, 2014 and includes disbursements for that period.  Pursuant to discussions with the Office of the United States Trustee, the Monthly Operating Report does not contain income statement information for the period of April 21, 2014 through April 30, 2014 due to the administrative burden preparing that information would cause on the estates.  For the same reason, the Accounts Receivable Reconciliation and Aging Monthly Operating Report covers May 1, 2014 through May 31, 2014, with April 30, 2014 as the starting point.

6.	Past Performance.

The results of operations reported in this Monthly Operating Report are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

7.	Prepetition vs. Postpetition Liabilities.

The Debtors allocated liabilities between the prepetition and postpetition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between the prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as necessary and appropriate, but shall be under no obligation to do so.

The Debtors have paid certain undisputed prepetition liabilities in accordance with orders approved by the Bankruptcy Court authorizing such payments. The Debtors believe that all undisputed postpetition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider. Any aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.

Specifically, the accounts payable of $3,141,736 due on May 31, 2014 to third-party technical ship managers has been excluded from the Summary of Unpaid Postpetition Debts.  The Debtors are unable to determine the allocation between prepetition and postpetition amounts owing to these technical ship managers because the reconciliation of invoices occurs over the course of several months.  The Debtors are authorized to make ongoing payment upon reconciliation pursuant to order of the Court.  Therefore, these payments have been included in the Schedule of Cash Receipts and Disbursement for the reporting period.

In addition, the liabilities reported in this Monthly Operating Report do not reflect any analysis conducted by the Debtors regarding potential claims under section 503(b)(9) of the Bankruptcy Code. Accordingly, the Debtors reserve any and all of their rights to dispute or challenge the validity of any claims asserted under section 503(b)(9) of the Bankruptcy Code or the characterization of the structure of any transaction, document or instrument related to any creditor’s claim.

8.	Net Book Value of Assets.

Unless otherwise indicated, the values for assets contained in this Monthly Operating Report are stated as net book values as of the end of the month prepared to comply with GAAP in accordance with the Debtors’ past practices.  As noted below, the values do NOT reflect the fair market value of the Debtors’ assets and other evidence submitted by the Debtors in support of confirmation of their First Amended Prepackaged Plan of Reorganization of the Debtors Pursuant to Chapter 11 of the Bankruptcy Code (the “Prepack Plan”).  As noted, in support of the Prepack Plan, the Debtors submitted evidence, including as relates to valuation, reflecting the Debtors’ position that they are insolvent.

It is the Debtors’ policy to present the value of vessels at their cost less accumulated depreciation.  Depreciation expense for vessels is calculated on a straight line basis over their estimated useful lives, determined to be 25-years from the date of initial delivery from the shipyard for net book value purposes.  Consequently, amounts ultimately realized from the disposition of the Debtors’ assets are expected to materially vary from the stated net book value.  Thus, unless otherwise noted, this Monthly Operating Report reflects the carrying values of the assets as recorded on the Debtors’ books and records as of the end of the month in accordance with GAAP only.  The book value of the assets as stated in accordance with GAAP is currently higher than the market value of the assets.

Consistent with the Debtors’ accounting policies, Genco Investments LLC’s interest in the capital stock of Baltic Trading Limited and investment in the capital stock of Jinhui Shipping and Transportation Limited are reported at historical cost and fair value, respectively.  Genco Success Limited’s investment in the capital stock of Korea Line Corporation is reported at fair value.

9.	Intercompany Transactions.

Intercompany transactions among the Debtors, as well as between the Debtors and the Non-Debtors, include ordinary course intercompany cash transfers, payments made and/or funded on behalf of the other entities and investments in subsidiaries. The intercompany balances due to/from Debtor entities have been eliminated in the accompanying combined balance sheet. Intercompany transactions between the Debtor entities have similarly been eliminated in the accompanying interim condensed, combined statement of operations and balance sheet.

10.	Payments to Insiders.

In addition to the payments to insiders disclosed on MOR-6, the Debtors may make distributions to creditors that have common directors with the Debtors (collectively, the “Associated Entities”) during the relevant reporting period. In preparing the Schedules and Statements, the Debtors endeavored to identify all such Associated Entities. Because the Associated Entities do not meet the definition of “insider” as defined in section 101(31) of the Bankruptcy Code, any payments to the Associated Entities are not disclosed on MOR-6.

11.	Payments to Professionals.

The Debtors have disclosed amounts billed by professionals compensated by the Debtors’ estate on MOR-6 to the extent that the Debtors have received invoices for such services during the relevant reporting period.  Any unbilled amounts by professionals will be included in subsequent Monthly Operating Reports.

12.	Liabilities Subject to Compromise

On April 30, 2014, DNB Bank ASA (“DNB”) terminated its swap agreement with the Debtors. The Debtors have received a proof of claim from DNB, in which it seeks secured status, in the amount of $5,621,680.  The Debtors are evaluating this claim and, for the purposes of this Monthly Operating Report, the claimed amount is included within Liabilities Subject to Compromise.  The amount recorded is subject to change and further reconciliation as the Debtors evaluate the claim.   The presentation within this Monthly Operating Report does not constitute an admission or waiver of any rights or claims of the Debtors to challenge claim amount.

13.	Liabilities Not Subject to Compromise.

As a result of the commencement of these Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a chapter 11 plan. Generally, actions to enforce or otherwise effect payment of pre-commencement liabilities are stayed. Although payment of prepetition claims generally is not permitted, the Bankruptcy Court has entered several orders authorizing the Debtors to pay certain prepetition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors’ businesses and assets. To the extent such claims have not been categorized as “Liabilities Subject to Compromise,” the Debtors reserve their right to dispute their obligation to make such payments.

The Debtors have been paying and intend to continue to pay undisputed postpetition claims in the ordinary course of business.

14.	Reservation of Rights.

Given the complexity of the Debtors’ business, inadvertent errors, omissions or over-inclusion of contracts or leases may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary, but shall be under no obligation to do so.

Nothing contained in this Monthly Operating Report shall constitute a waiver of the Debtors’ rights or an admission with respect to these Chapter 11 Cases, including with respect to any issues involving the Debtors’ ownership interests, substantive consolidation, equitable subordination, defenses and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code, and any other relevant non-bankruptcy laws.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

X
In re:	:	Chapter 11
GENCO SHIPPING & TRADING LIMITED, et al.	:
	:	Case No.	14-11108
:
Debtors	:	Joint Administration Proceeding
X

Monthly Operating Report for the Period
From May 1, 2014 through May 31, 2014

Debtors' Address:	299 Park Avenue, 12th Floor
New York, NY 10171

Debtors' Attorneys:	Kramer Levin Naftalis & Frankel LP
1177 Avenue of the Americas
New York, NY 10036

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ John C. Wobensmith	June 27, 2014
John C. Wobensmith	Date
Chief Financial Officer
Genco Shipping & Trading Limited

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	MAY 2014

		Federal Tax I.D. #	98-0439758

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes ¹	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post-petition Debts	MOR-4	X
Listing of Aged Accounts Payable			X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Taxes Reconciliation and Aging	MOR-5	X
Payments to Insiders and Professional	MOR-6	X
Post Petition Status of Secured Notes, Leases Payable	MOR-6	X
Debtor Questionnaire	MOR-7	X

1 - For status of post-petition tax payments, see disclosures as noted on MOR-4.  Due to the level of detailed records, (i) copies of IRS Form 6123 or payment receipts;  (ii) copies of tax returns filed during the reporting period and (iii) a taxes reconciliation and aging schedule will be made available upon request.

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	MAY 2014

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report includes activity from the following Debtors:

Debtor	Case Number
Genco Acheron Limited	14-11115
Genco Aquitaine Limited	14-11116
Genco Ardennes Limited	14-11119
Genco Augustus Limited	14-11121
Genco Auvergne Limited	14-11123
Genco Avra Limited	14-11125
Genco Bay Limited	14-11127
Genco Beauty Limited	14-11129
Genco Bourgogne Limited	14-11131
Genco Brittany Limited	14-11133
Genco Carrier Limited	14-11136
Genco Cavalier LLC	14-11137
Genco Challenger Limited	14-11140
Genco Champion Limited	14-11142
Genco Charger Limited	14-11144
Genco Claudius Limited	14-11146
Genco Commodus Limited	14-11148
Genco Constantine Limited	14-11114
Genco Explorer Limited	14-11118
Genco Hadrian Limited	14-11122
Genco Hunter Limited	14-11126
Genco Investments LLC	14-11111
Genco Knight Limited	14-11130
Genco Languedoc Limited	14-11134
Genco Leader Limited	14-11139
Genco Loire Limited	14-11143
Genco London Limited	14-11150
Genco Lorraine Limited	14-11151
Genco Management (USA) LLC	14-11110
Genco Mare Limited	14-11153
Genco Marine Limited	14-11156
Genco Maximus Limited	14-11157
Genco Muse Limited	14-11113
Genco Normandy Limited	14-11117
Genco Ocean Limited	14-11120
Genco Picardy Limited	14-11124
Genco Pioneer Limited	14-11128
Genco Predator Limited	14-11132
Genco Progress Limited	14-11135
Genco Prosperity Limited	14-11138
Genco Provence Limited	14-11141
Genco Pyrenees Limited	14-11145
Genco Raptor LLC	14-11147
Genco RE Investments LLC	14-11112
Genco Reliance Limited	14-11149
Genco Rhone Limited	14-11152
Genco Shipping & Trading Limited	14-11108
Genco Ship Management LLC	14-11109
Genco Spirit Limited	14-11154
Genco Success Limited	14-11155
Genco Sugar Limited	14-11158
Genco Surprise Limited	14-11159
Genco Thunder LLC	14-11160
Genco Tiberius Limited	14-11161
Genco Titus Limited	14-11162
Genco Vigour Limited	14-11163
Genco Warrior Limited	14-11164
Genco Wisdom Limited	14-11165

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	APRIL 21, 2014 - MAY 31, 2014

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Debtor	Case Number	Total Receipts	Intercompany Receipts (1)	Receipts Excluding Intercompany
Genco Acheron Limited	14-11115	$367,372.35	$3,512.82	$363,859.53
Genco Aquitaine Limited	14-11116	717,681.46	301,500.00	416,181.46
Genco Ardennes Limited	14-11119	247,265.00	-	247,265.00
Genco Augustus Limited	14-11121	486,161.96	9,337.76	476,824.20
Genco Auvergne Limited	14-11123	248,644.39	19,957.14	228,687.25
Genco Avra Limited	14-11125	962,632.66	619,044.24	343,588.42
Genco Bay Limited	14-11127	366,239.74	-	366,239.74
Genco Beauty Limited	14-11129	255,103.50	1,242.69	253,860.81
Genco Bourgogne Limited	14-11131	3,634,251.66	3,181,779.12	452,472.54
Genco Brittany Limited	14-11133	178,461.89	-	178,461.89
Genco Carrier Limited	14-11136	29,510.45	2,887.40	26,623.05
Genco Cavalier LLC	14-11137	245,203.00	64.00	245,139.00
Genco Challenger Limited	14-11140	342,721.98	76.00	342,645.98
Genco Champion Limited	14-11142	335,978.10	64.00	335,914.10
Genco Charger Limited	14-11144	322,151.11	576.01	321,575.10
Genco Claudius Limited	14-11146	507,429.09	10,604.16	496,824.93
Genco Commodus Limited	14-11148	458,423.00	5,526.67	452,896.33
Genco Constantine Limited	14-11114	471,210.65	100.00	471,110.65
Genco Explorer Limited	14-11118	278,466.49	52.00	278,414.49
Genco Hadrian Limited	14-11122	686,060.56	240,759.06	445,301.50
Genco Hunter Limited	14-11126	449,077.71	3,891.99	445,185.72
Genco Investments LLC	14-11111	1,435.28	1,148.40	286.88
Genco Knight Limited	14-11130	104,981.08	22,586.27	82,394.81
Genco Languedoc Limited	14-11134	285,368.14	-	285,368.14
Genco Leader Limited	14-11139	520,360.10	88.00	520,272.10
Genco Loire Limited	14-11143	-	-	-
Genco London Limited	14-11150	301,546.62	76.00	301,470.62
Genco Lorraine Limited	14-11151	328,968.75	-	328,968.75
Genco Management (USA) LLC	14-11110	981,481.40	-	981,481.40
Genco Mare Limited	14-11153	389,728.97	-	389,728.97
Genco Marine Limited	14-11156	290,489.61	339.61	290,150.00
Genco Maximus Limited	14-11157	465,780.54	12,674.65	453,105.89
Genco Muse Limited	14-11113	827,296.32	64.00	827,232.32
Genco Normandy Limited	14-11117	158,309.92	-	158,309.92
Genco Ocean Limited	14-11120	232,112.06	-	232,112.06
Genco Picardy Limited	14-11124	412,545.46	-	412,545.46
Genco Pioneer Limited	14-11128	444,552.03	1,212.00	443,340.03
Genco Predator Limited	14-11132	287,012.31	14,859.25	272,153.06
Genco Progress Limited	14-11135	312,149.90	52.00	312,097.90
Genco Prosperity Limited	14-11138	143,514.78	76.00	143,438.78
Genco Provence Limited	14-11141	241,403.18	-	241,403.18
Genco Pyrenees Limited	14-11145	431,704.09	7,312.50	424,391.59
Genco Raptor LLC	14-11147	398,148.53	84,999.15	313,149.38
Genco RE Investments LLC	14-11112	-	-	-
Genco Reliance Limited	14-11149	2,552.00	2,552.00	-
Genco Rhone Limited	14-11152	279,996.23	-	279,996.23
Genco Shipping & Trading Limited	14-11108	13,213,267.24	13,194,892.29	18,374.95
Genco Ship Management LLC	14-11109	145,056.30	145,056.30	-
Genco Spirit Limited	14-11154	250,413.43	-	250,413.43
Genco Success Limited	14-11155	781,914.44	296,064.00	485,850.44
Genco Sugar Limited	14-11158	506,785.68	2,012.44	504,773.24
Genco Surprise Limited	14-11159	256,317.46	20,874.00	235,443.46
Genco Thunder LLC	14-11160	216,839.76	3,485.77	213,353.99
Genco Tiberius Limited	14-11161	478,004.53	9,098.18	468,906.35
Genco Titus Limited	14-11162	512,310.05	4,767.17	507,542.88
Genco Vigour Limited	14-11163	224,764.00	5,952.69	218,811.31
Genco Warrior Limited	14-11164	88.00	88.00	-
Genco Wisdom Limited	14-11165	251,354.59	1,876.00	249,478.59

Total Cash Receipts		$36,268,599.53	$18,233,181.73	$18,035,417.80

Notes
(1) Intercompany Receipts includes transfers from Debtor entities.  No transfers from non-Debtor entities are included in these amounts.

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	APRIL 21, 2014 - MAY 31, 2014

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Debtor	Case Number	Total Disbursements (1)	Intercompany Disbursements (2)	Disbursements Excluding Intercompany
Genco Acheron Limited	14-11115	$(753,852.75)	$(363,859.53)	$(389,993.22)
Genco Aquitaine Limited	14-11116	(926,510.65)	(416,181.46)	(510,329.19)
Genco Ardennes Limited	14-11119	(396,275.09)	(242,715.00)	(153,560.09)
Genco Augustus Limited	14-11121	(708,844.96)	(476,824.20)	(232,020.76)
Genco Auvergne Limited	14-11123	(496,295.44)	(228,687.25)	(267,608.19)
Genco Avra Limited	14-11125	(1,027,905.98)	(800,750.39)	(227,155.59)
Genco Bay Limited	14-11127	(308,123.00)	(142,895.00)	(165,228.00)
Genco Beauty Limited	14-11129	(429,285.39)	(252,624.28)	(176,661.11)
Genco Bourgogne Limited	14-11131	(1,539,525.91)	(984,629.41)	(554,896.50)
Genco Brittany Limited	14-11133	(353,320.89)	(178,461.89)	(174,859.00)
Genco Carrier Limited	14-11136	(240,387.66)	(26,623.05)	(213,764.61)
Genco Cavalier LLC	14-11137	(519,761.03)	(245,139.00)	(274,622.03)
Genco Challenger Limited	14-11140	(511,852.35)	(342,645.98)	(169,206.37)
Genco Champion Limited	14-11142	(514,184.47)	(335,914.10)	(178,270.37)
Genco Charger Limited	14-11144	(493,860.91)	(319,563.06)	(174,297.85)
Genco Claudius Limited	14-11146	(757,489.14)	(496,824.93)	(260,664.21)
Genco Commodus Limited	14-11148	(625,762.00)	(452,896.33)	(172,865.67)
Genco Constantine Limited	14-11114	(690,817.65)	(471,110.65)	(219,707.00)
Genco Explorer Limited	14-11118	(441,187.08)	(278,414.49)	(162,772.59)
Genco Hadrian Limited	14-11122	(1,041,254.56)	(445,213.50)	(596,041.06)
Genco Hunter Limited	14-11126	(566,659.14)	(445,185.72)	(121,473.42)
Genco Investments LLC	14-11111	(1,435.36)	(1,353.36)	(82.00)
Genco Knight Limited	14-11130	(242,141.40)	-	(242,141.40)
Genco Languedoc Limited	14-11134	(561,533.26)	(281,583.14)	(279,950.12)
Genco Leader Limited	14-11139	(835,354.51)	(520,272.10)	(315,082.41)
Genco Loire Limited	14-11143	(128,378.00)	-	(128,378.00)
Genco London Limited	14-11150	(573,720.62)	(291,218.02)	(282,502.60)
Genco Lorraine Limited	14-11151	(485,506.31)	(312,954.00)	(172,552.31)
Genco Management (USA) LLC	14-11110	(76.50)	-	(76.50)
Genco Mare Limited	14-11153	(288,961.66)	(131,713.63)	(157,248.03)
Genco Marine Limited	14-11156	(602,336.92)	(257,832.52)	(344,504.40)
Genco Maximus Limited	14-11157	(643,541.54)	(453,105.89)	(190,435.65)
Genco Muse Limited	14-11113	(984,501.60)	(827,232.32)	(157,269.28)
Genco Normandy Limited	14-11117	(307,296.92)	(158,309.92)	(148,987.00)
Genco Ocean Limited	14-11120	(388,389.00)	(181,714.00)	(206,675.00)
Genco Picardy Limited	14-11124	(532,120.46)	(412,545.46)	(119,575.00)
Genco Pioneer Limited	14-11128	(926,410.26)	(755,437.93)	(170,972.33)
Genco Predator Limited	14-11132	(448,968.24)	(269,353.06)	(179,615.18)
Genco Progress Limited	14-11135	(322,006.17)	-	(322,006.17)
Genco Prosperity Limited	14-11138	(276,091.05)	(143,438.78)	(132,652.27)
Genco Provence Limited	14-11141	(425,256.44)	(241,403.18)	(183,853.26)
Genco Pyrenees Limited	14-11145	(660,666.46)	(424,391.59)	(236,274.87)
Genco Raptor LLC	14-11147	(632,631.53)	(313,149.38)	(319,482.15)
Genco RE Investments LLC	14-11112	-	-	-
Genco Reliance Limited	14-11149	(39,785.15)	-	(39,785.15)
Genco Rhone Limited	14-11152	(395,926.47)	(279,996.23)	(115,930.24)
Genco Shipping & Trading Limited	14-11108	(18,017,605.12)	(990,024.85)	(17,027,580.27)
Genco Ship Management LLC	14-11109	(145,056.30)	-	(145,056.30)
Genco Spirit Limited	14-11154	(346,781.56)	(160,379.28)	(186,402.28)
Genco Success Limited	14-11155	(919,718.38)	(485,850.44)	(433,867.94)
Genco Sugar Limited	14-11158	(667,261.00)	(504,773.24)	(162,487.76)
Genco Surprise Limited	14-11159	(418,623.07)	(231,960.52)	(186,662.55)
Genco Thunder LLC	14-11160	(497,022.40)	(213,353.99)	(283,668.41)
Genco Tiberius Limited	14-11161	(688,402.53)	(468,842.35)	(219,560.18)
Genco Titus Limited	14-11162	(707,631.05)	(505,543.43)	(202,087.62)
Genco Vigour Limited	14-11163	(529,901.74)	(218,811.31)	(311,090.43)
Genco Warrior Limited	14-11164	(234,542.19)	-	(234,542.19)
Genco Wisdom Limited	14-11165	(472,311.15)	(249,478.59)	(222,832.56)

Total Cash Disbursements		$(47,691,048.37)	$(18,233,181.73)	$(29,457,866.64)

Notes
(1) The Total disbursement Column includes the net of any payments made on behalf of other entities. For example, if Genco Shipping & Trading Limited ("GST") makes a payment on behalf of another debtor the total disbursements for that debtor have been increased and GST's total disbursement has been reduced.

(2) Intercompany Disbursements includes transfers to Debtor entities.  No transfers to non-Debtor entities are included in these amounts.

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	MAY 2014

BANK RECONCILIATIONS (1), (2)

Debtor	Case Number	Bank	Account Type	Bank Account No. (Last 4 Digits)	Book Balances
Genco Acheron Limited	14-11115	Nordea Bank AB	Operating	XXXXXX2001	$-
Genco Aquitaine Limited	14-11116	Deutsche Bank	Operating	XXXX2358	-
Genco Ardennes Limited	14-11119	Deutsche Bank	Operating	XXXX2331	-
Genco Augustus Limited	14-11121	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Auvergne Limited	14-11123	Deutsche Bank	Operating	XXXX2323	-
Genco Avra Limited	14-11125	Credit Agricole	Operating	XXXXXXX5447	2,060,155.62
Genco Bay Limited	14-11127	Credit Agricole	Operating	XXXXXXX6047	1,652,740.90
Genco Beauty Limited	14-11129	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Bourgogne Limited	14-11131	Deutsche Bank	Operating	XXXX1961	-
Genco Bourgogne Limited	14-11131	Deutsche Bank	Operating	XXXX7466	9,997,435.09
Genco Brittany Limited	14-11133	Deutsche Bank	Operating	XXXX2366	-
Genco Carrier Limited	14-11136	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Cavalier LLC	14-11137	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Challenger Limited	14-11140	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Champion Limited	14-11142	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Charger Limited	14-11144	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Claudius Limited	14-11146	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Commodus Limited	14-11148	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Constantine Limited	14-11114	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Explorer Limited	14-11118	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Hadrian Limited	14-11122	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Hunter Limited	14-11126	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Investments LLC	14-11111	DnB Nor Bank ASA	Operating	XXXX2001	-
Genco Investments LLC	14-11111	J.P Morgan Asset Management	Operating	XXXXXX3357	-
Genco Investments LLC	14-11111	Credit Industrial et Commercial	Operating	XX3228	-
Genco Investments LLC	14-11111	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Investments LLC	14-11111	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Knight Limited	14-11130	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Languedoc Limited	14-11134	Deutsche Bank	Operating	XXXX2315	-
Genco Leader Limited	14-11139	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Loire Limited	14-11143	Deutsche Bank	Operating	XXXX1988	-
Genco London Limited	14-11150	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Lorraine Limited	14-11151	Deutsche Bank	Operating	XXXX1881	-
Genco Management (USA) LLC	14-11110	Nordea Bank AB	Operating	XXXXXX2001	6,541,953.13
Genco Mare Limited	14-11153	Credit Agricole	Operating	XXXXXXX5147	2,465,435.54
Genco Marine Limited	14-11156	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Maximus Limited	14-11157	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Muse Limited	14-11113	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Normandy Limited	14-11117	Deutsche Bank	Operating	XXXX2024	-
Genco Ocean Limited	14-11120	Credit Agricole	Operating	XXXXXXX5747	1,611,578.32
Genco Picardy Limited	14-11124	Deutsche Bank	Operating	XXXX1996	-
Genco Pioneer Limited	14-11128	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Predator Limited	14-11132	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Progress Limited	14-11135	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Prosperity Limited	14-11138	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Provence Limited	14-11141	Deutsche Bank	Operating	XXXX2307	-
Genco Pyrenees Limited	14-11145	Deutsche Bank	Operating	XXXX2008	-
Genco Raptor LLC	14-11147	Nordea Bank AB	Operating	XXXXXX3001	-
Genco RE Investments LLC	14-11112	DnB Nor Bank ASA	Operating	XXXX4683	-
Genco Reliance Limited	14-11149	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Rhone Limited	14-11152	Deutsche Bank	Operating	XXXX2374	-
Genco Shipping & Trading Limited	14-11108	Nordea Bank AB	Operating	XXXXXX2001	5,380,271.52
Genco Shipping & Trading Limited	14-11108	DnB Nor Bank ASA	Operating	XXXX0003	-
Genco Ship Management LLC	14-11109	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Spirit Limited	14-11154	Credit Agricole	Operating	XXXXXXX4847	2,636,354.79
Genco Success Limited	14-11155	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Sugar Limited	14-11158	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Surprise Limited	14-11159	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Thunder LLC	14-11160	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Tiberius Limited	14-11161	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Titus Limited	14-11162	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Vigour Limited	14-11163	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Warrior Limited	14-11164	Nordea Bank AB	Operating	XXXXXX3001	-
Genco Wisdom Limited	14-11165	Nordea Bank AB	Operating	XXXXXX2001	-
Genco Joint Vessel Account	Various	Deutsche Bank	Operating	XXXX8549	9,875,501.74
Genco Joint Vessel Account	Various	Deutsche Bank	Operating	XXXX2905	-
Genco Joint Vessel Account	Various	Deutsche Bank	Operating	XXXX9007	-
$42,221,426.65

Notes
(1) - The Debtors have not included copies of bank statements or cash disbursements journals due to the voluminous nature of such documents.
(2) - The Debtors reconcile their bank accounts on a monthly basis

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	MAY 2014

STATEMENT OF OPERATIONS

For the Month Ended May 31, 2014
Revenues:
Voyage revenues	$13,932,273
Service revenues	581,250

Total revenues	14,513,523

Operating expenses:
Voyage expenses	795,833
Vessel operating expenses	8,001,141
General, administrative, and management fees	1,672,736
Depreciation and amortization	10,662,187

Total operating expenses	21,131,897

Operating loss	(6,618,374)

Other (expense) income:
Other expense	(8,937)
Interest income	2,423
Interest expense	(5,580,999)
Reorganization items, net	(4,833,416)

Other expense	(10,420,929)

Loss before income taxes	(17,039,303)
Income tax expense	(142,215)

Net loss	$(17,181,518)

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	MAY 2014

BALANCE SHEET

(This Balance Sheet is subject to the disclaimers and notes annexed hereto, specifically Notes 3 and 8.)

	May 31, 2014
Assets
Current assets:
Cash and cash equivalents	$33,266,257
Restricted Cash	9,975,000
Due from charterers, net	8,705,789
Due from related parties	133,604
Prepaid expenses and other current assets	20,717,441
Total current assets	72,798,091

Noncurrent assets:
Vessels, net	2,144,635,322
Deferred drydock, net	13,390,005
Deferred financing costs, net	16,064,816
Fixed assets, net	3,989,501
Other noncurrent assets	514,425
Restricted cash	300,000
Investments	57,784,439
Investment in Baltic Trading Limited	75,000,000
Total noncurrent assets	2,311,678,508

Total assets	$2,384,476,599

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$23,157,825
Deferred revenue	1,007,370
Total current liabilities	24,165,195

Noncurrent liabilities:
Long-term lease obligations	2,609,998
Time charters acquired	23,499
Liabilities subject to compromise	1,443,597,507	(A)
Total noncurrent liabilities	1,446,231,004

Total liabilities	1,470,396,199

Total Equity	914,080,400

Total liabilities and equity	$2,384,476,599

(A) Liabilities subject to compromise consist of the following:
Debt under the 2007 Credit Facility	$1,055,911,525
Debt under the $100 Million Term Loan Facility	73,561,133
Debt under the $253 Million Term Loan Facility	175,718,000
Interest payable under the 2007 Credit Facility	13,198,894
Interest rate swap	5,621,680
Convertible senior note	117,473,412
Bond coupon interest	1,104,972
Lease obligation for prior office space	851,739
Pre-petition accounts payable	156,152
	$1,443,597,507

The amounts included herein are consistent with the Debtors’ accounting practices and, as such, and in some instances may be based upon the asserted liability by the creditor (including pursuant to a proof of claim), and do not constitute an admission of the validity or amount of any claim asserted against the Debtors.  Nothing contained herein reflects an agreed amount or allowance of any claim.

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	APRIL 21, 2014 - MAY 31, 2014

STATUS OF POST-PETITION TAXES ²

Federal	Beginning Tax ¹	Amount Withheld and/or Accrued	Amount Paid	Ending Tax ¹
Withholding	$-	$100,299.78	$100,299.78	$-
FICA- employee	-	33,861.77	33,861.77	-
FICA-Employer	-	33,752.20	33,752.20	-
Unemployment	-	48.83	48.83	-
Corporate	-	111,425.71	-	111,425.71
Other	-	-	-	-
Total Federal Taxes	-	279,388.29	167,962.58	111,425.71
State and Local
Withholding	-	39,273.10	39,273.10	-
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	243.53	243.53	-
Real Property ³	-			-
Personal Property	-	-	-	-
Corporate - NYC	-	34,824.87		34,824.87
Corporate - NYS	(49,552.03)	30,953.78		(18,598.25)
Other	(1,911.50)	6,532.86	1,774.90	2,846.46
Total State and Local	(51,463.53)	111,828.14	41,291.53	19,073.07

Total Taxes	$(51,463.53)	$391,216.42	$209,254.11	$130,498.78

Notes
1 - Negative balances appearing in Beginning or Ending Tax column represents pre-paid taxes.
2 - The Debtors believe they are paying all undisputed taxes and preparing and filing all returns when due or obtaining extensions where necessary.
3 - The Debtors do not own any real property. Real estate taxes paid by the Debtors are paid as part of an underlying lease obligation and the failure to pay such lease payments would not result in claims by the taxing authority against the Debtors.

SUMMARY OF UNPAID POST-PETITION DEBTS ¹

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	421,390.25	254,332.35	12,121.13	0.00	0.00	687,843.73
Wages Payable						0.00
Taxes Payable	2,846.46	0.00	0.00	0.00	0.00	2,846.46
Rent/Leases-Building						0.00
Rent/Leases-Equipment	908.69	0.00	0.00	0.00	0.00	908.69
Secured Debt/Adequate Protection Payments	1,416,105.36					1,416,105.36
Professional Fees	754,404.60	0.00	12,861.06	0.00	0.00	767,265.66
Amounts Due to Insiders	287.00	273.64	764.99	0.00	0.00	1,325.63
Other:______________						0.00
Total Post-petition Debts	2,595,942.36	254,605.99	25,747.18	0.00	0.00	2,876,295.53

Notes:

1 -  The Debtors believe they are paying all undisputed post-petition obligations according to terms.  Aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	MAY 2014

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$8,383,786.60
Plus: Amounts billed during the period	12,981,991.38
Less: Amounts collected during the period	(12,169,261.31)
Total Accounts Receivable at the end of the reporting period	$9,196,516.67

Accounts Receivable Aging	5/31/2014
0 - 30 days old	$7,179,554.67
31 - 60 days old	428,125.22
61 - 90 days old	174,167.34
91+ days old	1,414,669.44
Total Accounts Receivable	$9,196,516.67

Less: Bad Debts (Amount considered uncollectible)	(490,728.04)

Net Accounts Receivable	$8,705,788.63

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	APRIL 21, 2014 - MAY 31, 2014

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals.  For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.).  Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Robert G. Buchanan	Salary	29,741.33	29,741.33
Robert G. Buchanan	Expense Reimbursement	6,121.82	6,121.82
John C. Wobensmith	Salary	32,532.17	32,532.17
Peter Georgiopoulos	Expense Reimbursement	136.24	136.24

TOTAL PAYMENTS TO INSIDERS		$68,531.56	$68,531.56

PROFESSIONALS
NAME	AMOUNT BILLED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL BILLED TO DATE	TOTAL UNPAID
Akin Gump Strauss Hauer & Feld LLP	681,102.21	266,090.89	266,090.89	681,102.21	415,011.32
Blackstone Advisory Partners L.P.	108,620.69	108,620.69	108,620.69	108,620.69	-
CMG Advisory Services LLC	-	-	-	-	-
Curtis, Mallet-Prevost, Colt & Mosele LLP	-	-	-	-	-
Deloitte & Touche LLP	-	-	-	-	-
Deloitte Financial Advisory Services LLP	-	-	-	-	-
Houlihan Lokey Capital, Inc.	152,720.33	-	-	152,720.33	152,720.33
Jefferies & Company, Inc.	125,895.94	125,895.94	125,895.94	125,895.94	-
Joele Frank, Wilkinson Brimmer Katcher	7,759.50	4,042.90	4,042.90	7,759.50	3,716.60
Kramer Levin Naftalis & Frankel LLP	-	-	-	-	-
Milbank, Tweed, Hadley & McCloy LLP	-	-	-	-	-
Orrick, Herrington & Sutcliffe LLP	182,956.35	-	-	182,956.35	182,956.35
Paul, Weiss, Rifkind, Wharton & Garrison LLP	-	-	-	-	-
Poles, Tublin, Stratakis & Gonzalez, LLP	-	-	-	-	-
Rothschild, Inc.	-	-	-	-	-
Seward & Kissel LLP	-	-	-	-	-
Sidley Austin LLP ¹	-	-	-	-	-
Stephenson Harwood LLP	12,861.06	-	-	12,861.06	12,861.06
The Garden City Group, Inc.	53,600.00	53,600.00	53,600.00	53,600.00	-
Other	76,000.00	76,000.00	76,000.00	76,000.00	-
TOTAL PAYMENTS TO PROFESSIONALS	$1,401,516.08	$634,250.42	$634,250.42	$1,401,516.08	$767,265.66

1 - The engagement of Sidley Austin LLP is subject to approval by the court.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID SINCE PETITION DATE
DIP Principal	$-	$-
DIP Interest	-	-
Interest on 2007 Credit Facility	-	12,628,664.91
Interest on Credit Agricole $100M	-	405,726.41
Interest on Deutsche bank $253M	-	1,436,154.45
Interest on DnB Swap $106M	-	1,128,433.48
Leases	-	196,266.43
Adequate Assurance Payments - Utilities	-	7,216.54

TOTAL PAYMENTS	$-	$15,802,462.22

In re	GENCO SHIPPING & TRADING LIMITED, et al.	Case No.	14-11108
	Debtor	Reporting Period:	APRIL 21, 2014 - MAY 31, 2014

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Explanations
6	The Debtors have made payments on account of pre-petition liabilities in accordance with Orders of the Bankruptcy Court specifically authorizing such payments.
7	The Debtors have approximately $134,000 in related party receivables from (a) Baltic Trading Limited, a subsidiary in which the Debtors owns a majority of the voting interests and exercises control;
(b) Maritime Equity Partners LLC, a company where Peter C. Georgiopoulos, Chairman of the Board of Directors of the Debtors, controls and has a minority interest; and (c) General Maritime Corporation, a company where Peter C. Georgiopoulos, Chairman of the Board of Directors of the Debtors, also serves as Chairman of the Board of Directors.  These amounts are reimbursed to the Debtors in the ordinary course of business.